UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2025

Date of Report (Date of earliest event reported)

Rising Dragon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42368	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China	030024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 18817777987

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	RDACU	The Nasdaq Stock Market LLC
Ordinary Shares	RDAC	The Nasdaq Stock Market LLC
Rights	RDACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Postponement of Extraordinary General Meeting of the Shareholders to November 20, 2025

On October 15, 2025, Rising Dragon Acquisition Corp. (the “Company”) issued a press release announcing that the Extraordinary General Meeting of the Shareholders (the “Extraordinary General Meeting”), originally scheduled for 10 a.m. Eastern Time, on October 20, 2025, has been postponed to 10 a.m. Eastern Time, on November 20, 2025. There is no change to the location, the record date or any of the other proposals to be acted upon at the Extraordinary General Meeting. The physical location of the Extraordinary General Meeting remains at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via teleconference using the following dial-in information:

Within the U.S. and Canada Toll Free	1 800-450-7155 (toll-free)
Outside of the U.S. and Canada	+1 857-999-9155 (standard rates apply)
Participant Passcode	8029046#

The postponement is intended to provide shareholders with additional time to review the definitive proxy statement (as supplemented, the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 26, 2025 and cast their votes. On October 15, 2025, the Company filed a supplement to the definitive proxy statement to provide information about the postponement of the Extraordinary General Meeting and the extension of redemption request deadline.

As a result of the postponement, the deadline for delivery of redemption requests from the Company’s shareholders in connection with the proposed business combination has been extended from October 16, 2025 (two business days before the originally scheduled Extraordinary General Meeting) to November 18, 2025 (two business days before the postponed Extraordinary General Meeting). Shareholders who have already submitted redemption requests may revoke such requests prior to the new deadline in accordance with the procedures described in the Proxy Statement.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company, LLC

1 State Street 30th Floor

New York, NY 10004-1561

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

Shareholders are advised to review the Proxy Statement (including any amendments or supplements thereto) carefully, which is available on the SEC’s EDGAR database at www.sec.gov, for complete details regarding the Extraordinary General Meeting, the postponement and the updated redemption deadline.

The Company’s shareholders who have questions regarding the postponement, the Extraordinary General Meeting, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2025

RISING DRAGON ACQUISITION CORP.

By:	/s/ Lulu Xing
Name:	Lulu Xing
Title:	Chief Executive Officer

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